FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Dynamic Credit Collateral Analysis
Deal Name Here                 FBRSI 2005-2                 ***Use only the collateral supporting the tranche we are buying***
***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***
I. FICO and LTV

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
FICO Low	FICO High	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
500	524	> 65%	3.68%	$163,990.79	512	41.30	78.68	8.2180	79.97	11.08	98.41	1.59	3.82	81.24	1.69	0.00	22.10	0.00	4.88
525	574	> 65%	13.44%	$179,676.34	551	40.57	82.21	7.7400	76.60	11.23	95.66	4.04	5.89	68.12	2.97	0.00	45.24	1.97	8.65
575	599	> 65%	11.45%	$178,934.68	587	41.05	82.66	7.3070	73.21	12.38	94.06	5.75	7.29	68.37	1.84	0.00	36.92	20.31	25.13
600	619	> 70%	12.08%	$197,017.36	609	41.34	84.88	7.1340	70.74	11.54	94.97	4.88	11.06	62.59	1.98	0.00	45.02	30.53	27.10
620	639	> 70%	12.45%	$200,208.08	629	41.79	84.77	7.0820	67.07	11.63	92.83	6.78	11.88	51.68	0.41	0.00	37.04	35.84	32.58
640	659	> 70%	10.75%	$207,566.64	649	41.07	84.61	7.0740	65.82	11.61	91.15	8.42	11.42	44.35	0.43	0.00	33.10	38.09	38.97
660	679	> 80%	7.78%	$197,607.65	669	40.79	85.87	7.1460	64.69	11.59	89.11	10.14	11.72	33.18	0.54	0.00	32.74	35.40	49.30
680	699	> 80%	5.75%	$201,154.32	689	40.82	85.24	7.0430	60.90	11.31	88.38	11.12	15.68	29.62	0.60	0.00	30.09	39.27	54.64
700	724	> 80%	5.04%	$228,426.51	711	41.12	85.59	6.9420	62.72	12.14	88.95	10.10	14.59	27.57	0.25	0.00	25.86	48.32	55.64
725	749	> 80%	2.47%	$205,497.79	736	41.09	84.86	6.9430	55.31	15.46	86.87	11.24	15.78	28.71	1.00	0.00	25.19	44.99	60.30
750	max	> 90%	1.96%	$214,079.33	766	41.76	83.29	6.8010	67.48	8.97	97.70	1.26	11.40	17.47	0.00	0.00	4.21	47.75	81.04

II. LTV and DTI
			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
LTV Low	LTV High	DTI	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds

70.00%	79.99%	> 50%	1.01%	$234,148.02	575	52.93	60.67	6.9570	73.87	8.76	92.55	5.56	12.28	71.97	5.45	0.00	0.00	7.22	0.97
80.00%	84.99%	> 50%	1.09%	$232,933.58	571	52.60	74.39	7.0790	68.85	11.33	94.30	5.12	16.98	79.61	3.66	0.00	0.00	6.26	2.40
85.00%	89.99%	> 50%	1.38%	$224,092.45	603	52.73	80.60	6.8920	73.67	9.50	94.66	5.34	6.74	86.54	0.56	0.00	16.57	27.27	36.22
90.00%	94.99%	> 50%	0.82%	$232,656.86	598	52.69	86.22	7.1230	62.88	14.26	98.20	1.80	14.35	88.61	2.07	0.00	83.07	13.63	4.27
95.00%	99.99%	> 50%	0.66%	$157,057.80	598	52.82	90.05	7.4180	69.75	5.39	91.26	8.74	11.04	87.97	5.06	0.00	82.94	5.54	23.97
100.00%	109.99%	> 50%	0.14%	$240,015.53	623	51.35	95.35	7.4600	31.45	19.60	100.00	0.00	39.23	66.46	0.00	0.00	63.69	9.81	0.00
110.00%	max	> 50%	0.11%	$150,134.86	654	52.40	100.00	8.2420	70.80	5.94	100.00	0.00	0.00	91.38	0.00	0.00	83.01	7.60	0.00

III. DTI and FICO
			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
DTI Low	DTI High	FICO	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds

20.00%	29.99%	< 550	1.05%	$138,638.13	529	25.57	75.10	7.9520	86.67	7.43	97.61	2.39	1.82	75.90	5.76	0.00	25.63	0.00	9.62
30.00%	34.99%	< 600	3.26%	$159,778.96	556	32.52	77.64	7.6360	78.81	10.31	92.36	7.64	7.45	68.29	1.68	0.00	27.72	5.09	10.67
35.00%	39.99%	< 675	12.90%	$189,230.29	602	37.47	80.71	7.2480	71.71	13.52	92.67	7.12	7.83	55.65	0.96	0.00	35.63	24.65	20.51
40.00%	44.99%	< 675	22.49%	$207,174.42	608	42.76	81.28	7.3240	69.89	11.13	94.53	4.86	11.37	43.58	1.57	0.00	34.57	21.32	27.25
45.00%	49.99%	< 700	25.19%	$204,605.89	612	47.67	82.55	7.1690	70.59	10.24	96.22	3.41	9.62	61.64	1.14	0.00	32.74	32.84	29.62
50.00%	54.99%	< 750	5.39%	$210,442.73	589	52.42	78.93	7.1480	69.13	10.68	94.65	4.88	12.49	81.85	2.65	0.00	31.80	12.92	14.78
56%	max	< 750	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
IV. LIMITED AND STATED DOC
			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg										% Int
FICO Low	FICO High		Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	Only	% CA	% NY	% FL

500	524		1.02%	$224,184.73	515	40.09	68.35	8.0080	77.92	8.30	99.23	0.77	10.25	0.00	8.92	0.00	1.80	0.00	47.98	7.45	10.03
525	574		5.07%	$226,949.44	553	40.15	75.34	7.6550	73.84	10.19	95.89	3.40	10.45	0.00	9.32	0.00	25.57	2.58	42.45	6.07	10.60
575	599		3.96%	$233,034.75	587	40.83	78.52	7.4780	70.09	11.23	92.24	7.49	11.69	0.00	6.10	0.00	39.34	9.72	39.04	8.23	11.18
600	619		5.11%	$259,543.19	610	40.97	81.95	7.3640	69.50	7.01	93.34	6.66	16.46	0.00	6.21	0.00	44.90	27.59	41.04	8.54	7.93
620	639		6.18%	$226,708.80	629	41.59	82.89	7.3660	61.77	10.02	92.13	7.29	20.03	0.00	1.01	0.00	32.45	27.76	41.43	8.73	7.60
640	659		6.12%	$228,679.33	649	41.27	83.37	7.2810	65.95	11.53	91.52	7.87	12.45	0.00	0.75	0.00	26.67	33.12	48.57	7.51	7.31
660	679		5.80%	$213,872.96	669	40.81	83.69	7.2260	65.92	11.29	89.96	9.63	12.81	0.00	1.07	0.00	22.88	30.58	37.98	7.03	11.38
680	699		4.76%	$216,077.62	689	40.91	82.90	7.0570	65.11	8.55	89.60	9.10	15.22	0.00	1.01	0.00	19.50	35.06	36.99	7.26	9.94
700	724		4.12%	$229,056.31	711	40.82	83.51	6.9750	66.10	11.71	90.13	9.55	12.64	0.00	0.31	0.00	17.03	45.63	43.19	5.51	8.63
725	749		1.96%	$210,627.36	736	40.97	82.33	6.9880	57.43	13.82	88.35	9.71	16.87	0.00	1.26	0.00	15.19	43.87	44.71	8.19	6.42
750	max		2.29%	$240,663.39	767	41.06	82.57	6.8870	63.73	5.71	88.34	10.28	18.95	0.00	0.44	0.00	14.56	37.06	44.32	12.98	7.18

V. High LTV LOANS
		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
LTV	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2/28	3/27	5/25

80.00%	89.99%	25.11	$222,074.18	609	40.44	83.56	7.1820	72.19	9.06	87.66	11.86	11.55	52.32	2.32	0.00	55.93	25.34	38.14	6.72	8.03	78.16	4.90	0.44
90.00%	94.99%	15.18	$208,115.85	624	39.97	89.69	7.4930	65.07	11.56	83.77	15.17	13.52	52.52	1.74	0.00	82.94	22.49	28.20	6.83	9.47	81.66	4.43	0.82
95.00%	99.99%	8.03	$210,545.32	648	41.60	90.92	7.4630	64.68	12.25	95.86	3.39	12.08	40.33	0.36	0.00	31.25	27.14	30.61	6.25	8.38	83.58	2.80	0.66
100.00%	109.99%	29.22	$161,180.43	658	42.08	83.18	7.1730	66.93	14.22	98.54	1.37	8.12	51.51	0.05	0.00	8.09	38.18	33.89	4.81	8.77	83.49	3.54	0.43
110.00%	max	0.00	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VI. IO LOANS

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2 yr IO	3 yr IO	5 yr IO

500	524	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	574	0.32%	$312,006.21	567	41.89	74.51	7.1180	77.11	6.01	100.00	0.00	3.90	59.54	5.77	0.00	31.15	100.00	74.12	3.99	0.00	76.95	7.71	15.34
575	599	2.56%	$281,243.17	587	42.09	79.32	6.8530	72.88	15.96	99.26	0.74	2.87	82.71	2.76	0.00	26.94	100.00	63.92	1.64	4.65	58.44	3.58	37.98
600	619	4.20%	$282,207.44	610	41.64	80.82	6.7200	80.06	10.28	99.79	0.21	2.62	66.05	2.01	0.00	42.14	100.00	64.76	1.20	4.25	66.28	4.03	29.69
620	639	4.86%	$284,531.72	629	41.78	82.10	6.7270	69.38	13.27	98.72	0.69	5.60	61.11	0.81	0.00	36.95	100.00	64.12	2.91	4.95	60.39	3.16	36.45
640	659	4.29%	$286,898.72	649	42.34	81.58	6.6470	69.60	13.85	98.10	1.68	5.59	50.60	0.53	0.00	29.08	100.00	66.05	2.15	4.89	50.23	5.00	44.77
660	679	3.11%	$285,879.16	669	41.36	82.41	6.6200	71.85	10.67	99.29	0.71	3.95	39.16	0.00	0.00	22.64	100.00	62.90	1.13	6.11	48.23	3.64	48.13
680	699	2.66%	$289,871.28	688	41.79	81.48	6.5340	61.43	13.99	98.78	0.63	9.62	34.79	0.46	0.00	18.55	100.00	63.03	4.85	7.53	41.88	4.14	53.97
700	724	2.88%	$313,097.10	711	42.04	81.44	6.4690	64.54	16.19	98.37	1.33	7.11	32.66	0.44	0.00	16.94	100.00	65.01	0.73	7.07	37.28	1.85	60.87
725	749	1.28%	$285,688.44	736	41.82	79.99	6.3920	55.80	18.72	99.06	0.94	11.02	29.33	0.00	0.00	11.57	100.00	74.24	3.09	2.14	35.61	3.31	61.08
750	max	1.19%	$301,061.56	766	41.44	80.22	6.3910	66.89	11.88	98.38	0.00	7.60	25.73	0.00	0.00	8.19	100.00	73.18	4.64	4.37	29.64	0.00	70.36

VII. SECOND LIEN LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	CLTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL

500	524	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	574	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
575	599	0.18%	$40,979.76	590	41.33	99.94	11.0250	73.66	21.53	100.00	0.00	1.28	97.99	0.00	0.00	0.00	0.00	24.65	0.69	2.66
600	619	0.29%	$49,349.46	609	41.32	99.85	10.7010	71.96	15.68	100.00	0.00	3.47	94.71	0.00	0.00	0.00	0.00	35.22	0.00	12.04
620	639	0.32%	$49,775.12	628	43.65	99.60	10.4370	76.94	14.92	100.00	0.00	0.43	61.83	0.00	0.00	0.00	0.00	40.18	0.00	7.50
640	659	0.44%	$58,142.26	649	43.16	99.83	10.2780	71.39	16.32	100.00	0.00	3.60	42.37	0.28	0.00	0.00	0.00	59.29	0.63	9.57
660	679	0.39%	$59,005.71	669	42.34	99.79	9.9730	73.48	6.74	100.00	0.00	5.27	37.11	0.80	0.00	0.00	0.00	56.82	0.00	10.65
680	699	0.25%	$60,955.30	689	43.79	99.56	9.8640	79.35	8.04	100.00	0.00	4.20	28.74	0.00	0.00	0.00	0.00	59.97	2.84	8.37
700	724	0.20%	$66,515.49	711	42.75	99.79	9.5600	80.69	7.81	100.00	0.00	2.48	18.74	0.00	0.00	0.00	0.00	70.56	1.41	5.77
725	749	0.12%	$58,911.58	735	42.11	99.68	9.3430	53.84	20.62	100.00	0.00	7.51	30.88	0.00	0.00	0.00	0.00	76.65	0.00	1.03
750	max	0.12%	$62,587.83	766	42.86	99.84	9.4580	86.10	2.47	100.00	0.00	0.00	19.32	0.00	0.00	0.00	0.00	79.97	0.00	4.11

VIII. MANUFACTURED HOME LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											%	%
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Land/Home	Single wide	% CA	% NY	% FL	2/28	3/27	5/25

500	524	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
525	574	0.01%	$136,731.08	541	40.32	75.00	7.9900	0.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	N/A	N/A	0.00	0.00	0.00	0.00	0	0
575	599	0.01%	$315,296.52	591	46.45	75.28	7.1550	0.00	0.00	100.00	0.00	0.00	42.09	29.71	0.00	0.00	0.00	N/A	N/A	100.00	0.00	0.00	0.00	0	0
600	619	0.01%	$129,416.60	603	41.78	63.11	7.5400	0.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	N/A	N/A	100.00	0.00	0.00	0.00	0	0
620	639	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
640	659	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
660	679	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
680	699	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
700	724	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
725	749	0.00%	$74,367.75	728	37.46	38.31	6.6400	0.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	N/A	N/A	100.00	0.00	0.00	0.00	0	0
750	max	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements